Fees Summary	Jun. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 41,638,625.00
Previously Paid Amount	0.00
Total Fee Amount	5,750.29
Total Offset Amount	2,137.59
Net Fee	$ 3,612.70